                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934
                              --------------------

        Date of Report (Date of earliest event reported): August 22, 2007
                                ----------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

            New York                      000-01684              11-1688021
--------------------------------   ----------------------    -------------------
(State or Other Jurisdiction of    (Commission File          (I.R.S. Employer
Incorporation)                     Number)                   Identification No.)

                             1 FLOWERFIELD, Suite 24
                            ST. JAMES, NEW YORK 11780
                   ------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

The Company on August 27, 2007 delivered a letter to its shareholders dated August 22, 2007, attached hereto as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit No.                   Exhibit
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99.1                   Letter to Shareholders



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



GYRODYNE COMPANY OF AMERICA, INC.


By:  /s/ Stephen V. Maroney
------------------------------------------------
Stephen V. Maroney
President, Chief Executive Officer and Treasurer

Date: August 27, 2007